Hedging (Notes)	12 Months Ended
Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Hedging
Hedging
Derivative instruments are carried at fair value in the Consolidated Balance Sheets. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gains or losses is deferred as a component of "Accumulated other comprehensive income (loss)" ("AOCI") and reclassified into net income in the same period during which the hedged transaction affects net income. Gains and losses on derivatives representing hedge ineffectiveness are recognized in net income currently. See further information regarding fair value measurements of derivatives in Note 12.
To manage its exposure to exchange rates on the conversion of euro-based revenue into U.S. dollars, the company uses average rate euro put options, average rate collars (a purchased average rate euro put option paired with a sold average rate euro call option) and average rate euro forward contracts. In some cases, the company may enter into an average rate euro put and an average rate euro call at the same strike rate to effectively lock in the exchange rate of the notional amount similar to an average rate euro forward. Average rate euro put options require an upfront premium payment and reduce the risk of a decline in the value of the euro without limiting the benefit of an increase in the value of the euro. Average rate euro call options sold by the company require an upfront premium payment to be received from the counterparty and limit the benefit of an increase in the value of the euro without limiting the risk of a decline in the value of the euro. Average rate forward contracts lock in the value of the euro and do not require an upfront premium. These instruments are designated as cash flow hedges. At December 31, 2013, the amount of unrealized net losses on the company's currency hedging portfolio that would be reclassified to net income, if realized, in the next twelve months is $6 million; these net losses were deferred in "Accumulated other comprehensive income (loss)."
In connection with the February 2013 debt refinancing further discussed in Note 10, certain of the company's hedging counterparties that were members of the previous Credit Facility were no longer participants in the ABL Facility. Upon consummation of the ABL Facility on February 5, 2013, the company transferred all outstanding hedge positions with former Credit Facility members to lenders under the ABL Facility. The transferred positions included approximately €71 million notional amount of euro call and put options that matured during the first three quarters of 2013. The change in counterparty is a change in a critical term resulting in termination of hedge accounting at the transfer date. Due to technical accounting requirements, these specific option contracts did not qualify to be re-designated as cash flow hedges at the transfer date. Therefore, the decline in fair value of these options through the transfer date was deferred in AOCI until the hedged transaction occurred because the related hedged cash flows remained probable of occurrence. However, unrealized changes in fair value after the transfer date were recognized currently in "Net sales."
Loss of hedge accounting did not affect the put and call options' purpose of reducing the volatility inherent in exchanging euro-based revenue into U.S. dollars or change the ultimate earnings or cash flow recognized upon settlement of each position. However, loss of hedge accounting resulted in unintended volatility of quarterly earnings as the company recorded unrealized losses in the amount of $2 million throughout the first three quarters of 2013 as the fair market value adjustments after the transfer date were recognized in "Net sales." Ultimately, for the year ended December 31, 2013, the effect on earnings was the same as if the company had maintained hedge accounting.
Most of the company's foreign operations use the U.S. dollar as their functional currency. As a result, balance sheet translation adjustments due to currency fluctuations are recognized currently in "Cost of sales." To reduce the resulting volatility, the company also enters into 30-day euro forward contracts each month to economically hedge the net monetary assets exposed to euro exchange rates. These 30-day euro forward contracts are not designated as hedging instruments, and gains and losses on these forward contracts are recognized currently in "Cost of sales" as follows:

	Year ended December 31,
(In thousands)	2013	2012	2011
Gains (losses) on 30-day euro forward contracts	$(4,367)	$(2,812)	$4,267
Gains (losses) from fluctuations in the value of the net monetary assets exposed to euro exchange rates	2,783	(2,187)	(13,115)

The company also enters into bunker fuel forward contracts for its shipping operations, which permit it to lock in fuel purchase prices for up to three years and thereby minimize the volatility that changes in fuel prices could have on its operating results. These bunker fuel forward contracts are designated as cash flow hedging instruments. In the third quarter of 2013, the company determined that the specific future bunker fuel purchases that were hedged using Singapore 180 fuel derivatives were no longer probable of occurrence based on modifications to the company's shipping configuration. As a result of this change, accounting standards required the company to discontinue hedge accounting and to recognize unrealized net losses in "Cost of sales" on its Singapore 180 bunker fuel forward contracts. Unrealized losses recognized as result of discontinuing hedge accounting were not significant. In October 2013, the company sold all Singapore 180 fuel derivative outstanding positions at an insignificant loss.
At December 31, 2013, the amount of unrealized net losses on the company's bunker fuel hedging portfolio that would be reclassified to net income, if realized, in the next twelve months is less than $1 million; these net losses were deferred in "Accumulated other comprehensive income (loss)."
In 2011, the company reduced its expected total bunker fuel consumption and changed the ports where bunker fuel is purchased through the implementation of a new shipping configuration. These changes resulted in recognition of $12 million of unrealized gains on bunker fuel contracts in "Cost of sales" in the Consolidated Statements of Income in 2011 originally intended to hedge bunker fuel purchases in future periods. These unrealized gains, previously deferred in "Accumulated other comprehensive income (loss)," were recognized because the forecasted hedged bunker fuel purchases, as documented by the company, became probable not to occur. Cash flow hedging relationships of many of the affected bunker fuel forward contracts were reapplied to other bunker fuel purchases, however, accounting standards require these to be based on the market prices at the date the new hedging relationships were established, even though there is no change in the hedging instrument. Bunker fuel forward contracts that were in excess of expected core fuel demand were sold and gains of $2 million were realized. In December 2011, the company sold certain bunker fuel forward contracts representing 74,655 metric tons with maturity dates varying from January 2012 to December 2013; because the forecasted hedged transactions were still probable of occurring, the effective portion of gains or losses were deferred in "Accumulated other comprehensive income (loss)" until each maturity date.
At December 31, 2013, the company's hedge portfolio was comprised of the following outstanding positions:

	Notional Amount	Contract Average Rate/Price	Settlement Period
Derivatives designated as hedging instruments:
Currency derivatives:
Purchased euro put options	€133 million	$1.32/€	2014
Sold euro call options	€133 million	$1.39/€	2014
Average rate forward contracts	€94 million	$1.34/€	2014
Purchased euro put options	€50 million	$1.35/€	2015[2]
Sold euro call options	€50 million	$1.39/€	2015[2]

3.5% Rotterdam Barge fuel derivatives:
Bunker fuel forward contracts[1]	90,504 mt	$581/mt	2014
Bunker fuel forward contracts	59,800 mt	$556/mt	2015[2]

Derivatives not designated as hedging instruments:
30-day euro forward contracts	€52 million	$1.38/€	January 2014

[1]
As described in the paragraph above, new cash flow hedge relationships were established for certain bunker fuel forward contracts in 2011. These changes result in hedge rates for accounting purposes that are different from those in the hedge contract terms.

[2]	Settlement periods for bunker fuel forward contracts and currency derivatives are through September 2015 and March 2015, respectively.

Activity related to the company's derivative assets and liabilities designated as hedging instruments is as follows:

(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts
Balance at December 31, 2011	$5,232	$14,754
Realized (gains) losses included in net income	(651)	(16,053)
Purchases (sales), net[2]	850	—
Changes in fair value	(28,646)	9,871
Balance at December 31, 2012	$(23,215)	$8,572
Realized (gains) losses included in net income	22,476	(7,470)
Transfers[1]	7,638	193
Purchases (sales), net[2]	1,167	—
Changes in fair value	(13,080)	(307)
Balance at December 31, 2013	$(5,014)	$988

[1]	Represents the fair value at the transfer date of positions where hedge accounting was terminated. See discussions above.

[2]
Purchases (sales) represent the cash premiums paid upon the purchase of euro put options or received upon the sale of euro call options. Bunker fuel and currency forward contracts require no up-front cash payment and have an initial fair value of zero; settlements on the forward contracts (swaps) occur upon their maturity.

Deferred net gains (losses) in "Accumulated other comprehensive income (loss)" at December 31, 2013 are expected to be reclassified into income as follows in thousands:

Expected Period of Recognition	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
2014	$(5,708)	$(111)	$(5,819)
2015	(473)	638	165
	$(6,181)	$527	$(5,654)

The following table summarizes the effect of the company's derivatives designated as cash flow hedging instruments on OCI and earnings:

	Year Ended December 31, 2013			Year Ended December 31, 2012
(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
Gain (loss) recognized in OCI on derivative (effective portion)	$(12,559)	$1,448	$(11,111)	$(27,467)	$10,539	$(16,928)
Gain (loss) reclassified from AOCI into income (effective portion)[1]	(29,858)	7,470	(22,388)	1,240	16,053	17,293
Gain (loss) recognized in income on derivative (ineffective portion)[1]	—	(1,562)	(1,562)	—	(668)	(668)

[1]
Both the gain (loss) reclassified from accumulated OCI into income (effective portion) and the gain (loss) recognized in income on derivative (ineffective portion), if any, are included in "Net sales" for the currency hedge portfolio and "Cost of sales" for bunker fuel forward contracts.